UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022 (November 1, 2022)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-3034
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets.
As previously announced, on February 17, 2022, DuPont de Nemours, Inc., a Delaware corporation (the "Company" or "DuPont") and certain of its subsidiaries entered into a Transaction Agreement (the "Transaction Agreement") with Celanese Corporation, a Delaware Corporation ("Buyer"), pursuant to which, subject to the satisfaction of the conditions set forth in the Transaction Agreement, DuPont agreed to sell to Buyer a majority of the Company's historic Mobility & Materials segment, including the Engineering Polymers business line and select product lines within the Performance Resins and Advanced Solutions business lines, (the "M&M Business") for $11,000,000,000 in cash, subject to transaction adjustments in accordance with the Transaction Agreement (the "Transaction").

On November 1, 2022, DuPont and Buyer consummated the Transaction.

Item 5.02(b) – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective November 1, 2022, and in connection with the closing of the Transaction, Randy Stone, who served as President of DuPont Mobility & Materials, terminated employment with DuPont and transferred employment with the M&M Business to Buyer.

Item 7.01 - Regulation FD Disclosure
On November 1, 2022, DuPont issued a press release announcing the consummation of the Transaction, a copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1 attached hereto, are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01 - Financial Statements and Exhibits
(b) Pro Forma Financial Information.

Unaudited pro forma consolidated financial information of DuPont, giving effect to the Transaction, is attached hereto as Exhibit 99.2.

(d)    Exhibits.

99.1	Press Release, dated November 1, 2022, regarding the consummation of the Transaction.
99.2	DuPont’s Unaudited Pro Forma Consolidated Financial Statements.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: November 2, 2022

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller